EXHIBIT 10.2

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Offshore Subscribers)

TO:	TraceGuard Technologies, Inc. (the “Company”)
330 Madison Avenue
New York
NY 10017

Purchase of Shares and Warrants

1.	Subscription

1.1 The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Company (the “Offering”), on the basis of the representations and warranties and subject to the terms and conditions set forth in this agreement (the “Subscription Agreement”), _____ Units at the price of US$0.15 per Unit (the “Subscription Price”), each “Unit” consisting of one share of the Company's common stock (a “Share”), and one warrant (a “Warrant”) exercisable for three years from the Closing (as defined below) to purchase one additional Share (a “Warrant Share”) at a price of US$0.80 per Share, for the aggregate total purchase price of US$______ (the “Subscription Proceeds”).

1.2 Upon acceptance of this Subscription Agreement by the Company, Subscriber acknowledges and agrees that Subscriber shall purchase the Units purchased hereunder pursuant to the terms of this Subscription Agreement.

2.	Payment

2.1 Simultaneous with the submission of this Subscription Agreement, the Subscriber shall pay the Subscription Proceeds to the Company by wire transfer to:

Name:   TraceGuard Technologies Inc.
Bank:   ______________________
Account:           ______________________
SWIFT/ABA:  ______________________

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company until acceptance or rejection. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

3.	Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4.	Closing

4.1 If the Subscription Agreement and the Subscription are accepted by the Company, the closing of the offering of the Units (the “Closing”) shall occur on or before July __, 2008, or on such other date as may be determined by the Company (the “Closing Date”). Closings may take place on various and numerous dates for various Subscribers.

4.2 Within 14 Business Days of the Closing Date, the Company shall deliver to Subscriber a number of Units equal to the aggregate Units purchased hereunder

5.	Acknowledgements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)
none of the Shares, Warrants or Warrant Shares have been registered under the Securities Act of 1933, as amended (“1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be sold or transferred except in accordance with the provisions of Regulation S, promulgated under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and local securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares, Warrants or Warrant Shares under the 1933 Act;

(c)
the decision to execute this Subscription Agreement and acquire the Units hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of the information filed by the Company with the Unites States Securities and Exchange Commission (the “SEC Filings”);

(d)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

(e)	there are risks associated with an investment in the Units, as described in the SEC Filings;

(f)
the Subscriber has not acquired the Units as a result of, and will not itself, directly or indirectly, engage in any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Units pursuant to registration thereof under the 1933 Act, pursuant to Regulation S, or under an exemption from such registration requirements;

(g)
the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the purchase of the Units hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(h)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)
the Shares are not listed on any stock exchange or automated dealer quotation system (other than the U.S. Over the Counter Bulletin Board (“OTC BB”)) and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system (other than OTC BB);

(j)
the Company will refuse to register any transfer of the Units not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and local securities laws;

(k)
the statutory and regulatory basis for the exemption claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

(l)
the Subscriber has been advised by the Company to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions, and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Units hereunder, and

(ii)	applicable resale restrictions; and

(m)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.	Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;

(b)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)
the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)	the Subscriber is acquiring the Units for such Subscriber's own account and/or benefit for investment and not as a nominee and not with a view to the distribution thereof.

(e)	the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person;

(f)	the Subscriber is not a U.S. Person (as defined in Regulation S);

(g)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(h)
the sale of the Units to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(i)
the Subscriber is acquiring the Units for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Units in the United States or to U.S. Persons;

(j)
the Subscriber is outside the United States at the time of the offer and sale of the Units and when receiving and executing this Subscription Agreement and is acquiring the Units as principal for the Subscriber's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units;

(k)
the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

(l)
the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Units; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(m)	the Subscriber is not aware of any public solicitation or advertisement of an offer in connection with any of the Units; and

(n)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Units;

(ii)	that any person will refund the purchase price of any of the Units;

(iii)	as to the future price or value of any of the Units; or

(iv)
that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; except that the Company’s common shares are currently approved for trading on OTC BB.

(o)	The Subscriber will not engage in hedging transactions with respect to the Units unless in compliance with the 1933 Act.

7.	Acknowledgement and Waiver

7.1 The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of information contained in the SEC Filings, which is publicly available and filed on EDGAR. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Units.

8.	Legending of Subject Units

8.1 The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares, Warrants and Warrant Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”)) PURSUANT TO REGULATION S. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF (I) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (III) PURSUANT TO AN EXEMPTION FROM THE ACT WHICH IS CONFIRMED IN AN OPINION OF COMPANY COUNSEL. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.”

8.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.	Costs

9.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

10.	Governing Law

10.1 This Subscription Agreement is governed by the laws of the state of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably consents to the jurisdiction of the courts of the state of New York to resolve any disputes arising hereunder.

11.	Survival

11.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

12.	Assignment

12.1 This Subscription Agreement is not transferable or assignable.

13.	Severability

13.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

14.	Entire Agreement

14.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

15.	Notices

17.1All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and all notices to the Company shall be delivered by facsimile to: TraceGuard Technologies, Inc., 330 Madison Avenue New York, NY 10017, Attention: David Ben-Yair, Chief Financial Officer, facsimile number: 011-972-57-797-5364, with a copy to Moses & Singer LLP, 405 Lexington Avenue, 12th Floor, New York, NY 10174, Attention: Allan Grauberd, Esq., facsimile number (917) 206-4381.

16.	Counterparts and Electronic Means

16.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

____________________________________
(Name of Subscriber - Please type or print)

____________________________________
(Signature and, if applicable, Office)

____________________________________
(Address of Subscriber)

____________________________________
(City, State or Province, Postal Code of Subscriber)

____________________________________
(Country of Subscriber)

ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by __________________.

DATED at the __ day of July, 2008.

TRACEGUARD TECHNOLOGIES, INC.

Per:         ____________________________________
David Ben Yair, Chief Financial Officer